77I) Terms of new or amended securities

The Prospectuses and Statement of Additional Information relating to Goldman Sachs Trust's Goldman Sachs Concentrated Growth Fund, as filed with the Securities and Exchange Commission on September 5, 2002 pursuant to Rule 497 under the Securities Act of 1933 (Accession No. 0000950123-02-008670), are incorporated herein by reference.